UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2003

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-27444	75-2560895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 McKinney Avenue

Suite 1000

Dallas, Texas 75204

(Address of principal executive offices)

(214) 740-6500

(Registrant’s telephone number, including area code)

Item 5.    Other Events.

On February 19, 2003, SOURCECORP, Incorporated issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2002. Attached to this current report on Form 8-K as Exhibit 99.1 is a copy of the press release dated February 19, 2003.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Registrant on February 19, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 20, 2003

SOURCECORP, INCORPORATED

By:	/s/ Ed H. Bowman, Jr.
Ed H. Bowman, Jr. President and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Description
99.1	Press Release issued by the Registrant on February 19, 2003.